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                                                                   EXHIBIT 10.12
                                PROMISSORY NOTE

                             Sunnyvale, California

$100,000                                                      September 25, 2000

          For Value Received, the undersigned individual ("Borrower") hereby
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promises to pay to the order of Chain Link Technologies, Inc. ("Lender"), as
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provided in this Promissory Note (this "Note") at Lender's principal place of
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business at 1314 Chesapeake Terrace, Sunnyvale, California 94089, or at such other place as Lender may direct, the principal sum of One Hundred Thousand Dollars ($100,000), together with all interest accrued on unpaid principal from the date hereof, at the interest rates specified in Section 1 below.

     1.   Interest.  Prior to the Maturity Date (defined in Section 2 below) and
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prior to a Default (defined in Section 3 below), interest shall be computed on the outstanding balance of this Note at the rate per annum equal to 8.0 percent (8.00%) per annum, effective June 1, 2001.

     2.   Payment.
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          2.1  Duration and Amount of Payments.  Within 30 days of the Maturity
Date, Borrower shall pay in four installments the outstanding principal of this Note, together with all accrued but unpaid interest to the date of such payment. For purposes of this Note the "Maturity Date" shall be the earlier of (a)
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February 29, 2004, (b) the date upon which Borrower's employment with Lender is terminated by Lender with Cause (defined in Section 2.4 below) or (c) the date upon which Borrower's employment with Lender is terminated by Borrower.

          2.2 Manner of Payment; Prepayment. Prepayment of principal and/or interest due under this Note may be made at any time without premium or penalty. All payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest and (b) second, to the extent that the amount of such prepayment exceeds the amount of all accrued interest, to the payment of principal.

          2.3 Manner of Repayment. First repayment shall begin on February 1, 2001 in four equal installments every year in February till February 1, 2004.

          2.4  Definition of Cause.  For purposes of this Note "Cause" for
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termination of Borrower's employment will exist at any time after the happening of one or more of the following events: (a) Borrower's failure or refusal to comply in any material respect with the reasonable policies, standards or regulations of the Lender and its Affiliates; (b) unsatisfactory performance of Borrower's duties that remains uncured after thirty (30) days written notice of such unsatisfactory performance; (c) a failure or a refusal in any material respect, faithfully or diligently, to perform Borrower's duties determined by the Lender and its Affiliates (whether due to ill health, disability or otherwise); (d) unprofessional, unethical or fraudulent conduct or conduct that materially discredits the Lender or any Affiliate or is materially detrimental to the reputation, character or standing of the Lender or any Affiliate; (e) dishonest conduct or a deliberate attempt to do an injury to the Lender or any Affiliate; (f) Borrower's conviction of a
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felony or any unlawful or criminal act by Borrower which would, in the Lender's or any Affiliate's reasonable judgment, reflect badly on the Lender or any Affiliate; (g) adverse economic circumstances of the Lender or any Affiliate; or
(h) Borrower's death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended).

          2.5 At-Will Employment. Notwithstanding any other provisions of this Note, Borrower expressly acknowledges that he is an at-will employee of the Lender and its Affiliates, which means the employment relationship can be terminated by either Borrower or Lender and its Affiliates for any reason at any time. Any statements or representations to the contrary will be deemed ineffective.

     3.   Default; Acceleration of Obligation.
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          3.1  Effect of a Default.  Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of any person or entity, upon the occurrence of any of the following events (each a "Default"): (a) upon Borrower's failure to pay all amounts due under this Note
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within sixty (60) days of the Maturity Date, as provided in paragraph 2.1 above;
(b) upon the filing by or against Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors that, with respect to an involuntary petition in bankruptcy, has not been dismissed within thirty (30) days after the filing of such petition; (c) upon the execution by Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Borrower's assets or property.

          3.2 Remedies on Default. Upon any Default, Lender will have, in addition to its rights and remedies under this Note, full recourse against any real, personal, tangible or intangible assets of Borrower and may pursue any legal or equitable remedies that are available to Lender.

          3.3 Residency. This note is only valid if Borrower relocated and takes up residence in Northern California within 30 days of employment date June 1, 2000.

     4.   General Provisions.
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          4.1  Waiver and Amendment.  Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Lender. No waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

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          4.2  Waivers of Borrower.  Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

          4.3 Governing Law; Jurisdiction. This Note will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements between residents thereof to be performed entirely within the State of California, without reference to that body of law relating to conflict of law or choice of law. Borrower, by execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the
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State of California and of the United States District Court for the Northern
District of California that are located in Santa Clara County, California, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

          4.4 Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

          4.5 Attorneys' Fees. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Lender in connection therewith whether or not such suit is prosecuted to judgment.

          4.6 Assignment. This Note is freely transferable and assignable by Lender, provided that such transfer is made in compliance with all applicable state and federal securities laws. Any reference to Lender herein will be deemed to refer to any subsequent transferee of this Note at such time as such transferee holds this Note. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

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     In Witness Whereof, Borrower has executed this Note as of the date and year first written above.

                              /s/ Paul McFeeters
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                              Signature

                              Paul McFeeters
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                              Name (Typed or Printed)

                              /s/ Cathy McFeeters
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                              Signature of Spouse

                              Cathy McFeeters
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                              Name of Spouse (Typed or Printed)

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